SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 5, 1997


                              GEORGIA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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  Georgia                         1-6468               58-0257110
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
  of incorporation)                Number)                  No.)


          333 Piedmont Avenue, N.E., Atlanta, Georgia                  30308
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           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code             (404) 526-6526
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                                   N/A
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      (Former name or former address, if changed since last report.)



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Item 5.         Other Events.

                On June 5, 1997, Georgia Power Company (the "Company") and Georgia Power Capital Trust III (the "Trust") entered into an Underwriting Agreement covering the issue and sale by the Trust of 7,570,000 7.75% Cumulative Quarterly Income Preferred Securities (liquidation amount $25 per Preferred Security). Said Preferred Securities were registered under the Securities Act of 1933, as amended, pursuant to the registration statement (Registration Statement Nos. 333-28189 and 333-28189-01) of the Company and the Trust.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
       (c) Exhibits.

           1 Underwriting Agreement, dated June 5, 1997, among the Company, the Trust and Goldman, Sachs & Co.



                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     June 10, 1997              GEORGIA POWER COMPANY



                                     By  /s/ Wayne Boston
                                             Wayne Boston
                                            Assistant Secretary